Pension Benefits - Pension Plans with Benefit Obligations and Accumulated Benefit Obligations in Excess of Plan Assets (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Defined Benefit Plan, Plans with Benefit Obligations in Excess of Plan Assets [Abstract]
Benefit obligation	$ 90,042	$ 88,140
Fair value of plan assets	64,631	71,955
Accumulated benefit obligation	60,828	1,319
Fair value of plan assets	$ 55,095	$ 689